Exhibit 99.3

Table of Contents
First Quarter 2013

Section I - Financial Information		Section II - Core Portfolio Information

Company Information	3	Core Properties	21
Total Market Capitalization	4	Core Portfolio by State	23
Operating Statements		Core Top Tenants	24
Pro-rata Consolidation	5	Core Lease Expirations	25
Opportunity Funds	6	Core New and Renewal Rent Spreads	26
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		Core Capital Expenditures	27
and Funds Available for Distribution ("FAD")	7	Portfolio Demographics	28
EBITDA	8
Same Property Net Operating Income	9
Fee Income	10	Section III - Opportunity Fund Information
Balance Sheet - Pro-rata Consolidation	11
Notes Receivable	12	Opportunity Fund Overview	31
Other Information		Opportunity Fund Properties	32
2013 Guidance	13	Opportunity Fund Lease Expirations	33
Net Asset Valuation Information	14	Redevelopment Projects - Construction and Design	34
Selected Financial Ratios	15	RCP Venture Investments	35
Debt Analysis
Summary	16
Detail	17
Maturities	20	Important Notes	36

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust, a fully-integrated equity real estate investment trust, is focused on the acquisition, ownership, management and redevelopment of high-quality retail properties and urban/infill mixed-use properties with a strong retail component located primarily in high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago. Acadia owns, or has an ownership interest in, these properties through its core portfolio and its opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
1311 Mamaroneck Avenue	Jon Grisham	Symbol AKR
Suite 260	Senior Vice President,
White Plains, NY 10605	Chief Financial Officer
(914) 288-8142
jgrisham@acadiarealty.com

Analyst Coverage

Bank of America / Merrill Lynch	Cowen and Company	KeyBanc Capital Markets, Inc.
Craig Schmidt - (646) 855-3640	Michael Gorman - (646) 562-1381	Todd Thomas - (917) 368-2286
craig.schmidt@baml.com	michael.gorman@cowen.com	tthomas@keybanccm.com

Bank of Montreal	Green Street Advisors	RBC Capital Markets
Paul Adornato, CFA - (212) 885-4170	Cedrik LaChance - (949) 640-8780	Rich Moore, CFA - (440) 715-2646
paul.adornato@bmo.com	clachance@greenst.com	rich.moore@rbccm.com

Citigroup - Global Markets	J.P. Morgan Securities, Inc.	UBS
Quentin Velleley, CFA - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689	Christy McElroy - (203) 719-7831
quentin.velleley@citi.com	michael.w.mueller@jpmorgan.com	christy.mcelroy@ubs.com

Total Market Capitalization
(including pro-rata share of Opportunity Fund debt, dollars in thousands)

					Capitalization
	Percent of	Total Market Capitalization			based on
	Total Equity	$		%	Net Debt1		Total Market Capitalization
Equity Capitalization
Total Common Shares Outstanding	98.8%	54,514
Common Operating Partnership ("OP") Units	1.2%	664
Combined Common Shares and OP Units		55,178

Share Price at March 31, 2013		$27.77

Equity Capitalization - Common Shares and OP Units		$1,532,293
Preferred OP Units		696	2
Total Equity Capitalization		1,532,989		76%	78%

Debt Capitalization
Consolidated debt		934,980
Adjustment to reflect pro-rata share of debt		(438,039)
Total Debt Capitalization		496,941		24%	22%

Total Market Capitalization		$2,029,930		100%	100%

Weighted Average Outstanding Common Shares and OP Units
(in thousands)
				March 31, 2013		March 31, 2012
				Quarter		Quarter
Weighted average Common Shares - Basic EPS				53,414		42,736
Dilutive potential Common Shares				437		410
Weighted average Common Shares - Diluted EPS				53,851		43,146
OP Units				655		621
Dilutive potential OP Units				25		25
Weighted average Common Shares and OP Units - Diluted FFO				54,531		43,792

Notes:
1 Reflects debt net of Core Portfolio and pro-rata share of Opportunity Funds cash balance ("Net Debt") totaling $52,700.
2 Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
3 Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Income Statements - Pro-rata Consolidation1
(in thousands)

	Three months ended March 31, 2013
	Core Retail			Opportunity Funds		Total
			Total
	Wholly	Joint	Continuing	Continuing	Discontinued
	Owned	Ventures 2	Operations	Operations	Operations
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents	$16,745	$808	$17,553	$2,975	$204	$20,732
Percentage rents	100	-	100	32	-	132
Expense reimbursements - CAM	1,892	94	1,986	422	7	2,415
Expense reimbursements - Taxes	2,511	210	2,721	398	7	3,126
Other property income	237	3	240	111	12	363
Total Property Revenues	21,485	1,115	22,600	3,938	230	26,768

PROPERTY EXPENSES
Property operating - CAM	2,031	100	2,131	410	8	2,549
Other property operating (Non-CAM)	572	60	632	324	133	1,089
Real estate taxes	3,017	257	3,274	495	14	3,783
Total Property Expenses	5,620	417	6,037	1,229	155	7,421

NET OPERATING INCOME - PROPERTIES	15,865	698	16,563	2,709	75	19,347

OTHER INCOME (EXPENSE)
Mezzanine interest income	2,367	-	2,367	106	-	2,473
Other interest income	23	-	23	4	-	27
Straight-line rent income	371	(6)	365	302	3	670
Straight-line ground rent	-	-	-	(21)	-	(21)
Above/below market rent	470	-	470	134	-	604
Interest expense	(4,332)	(512)	(4,844)	(915)	(17)	(5,776)
Amortization of finance costs	(186)	-	(186)	(113)	-	(299)
Above/below market interest expense	442	-	442	34	-	476
Asset and property management expense	(25)	(11)	(36)	(37)	(12)	(85)
Other income	462	-	462	498	26	986
Acquisition costs	(703)	-	(703)	(187)	-	(890)
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	14,754	169	14,923	2,514	75	17,512

FEE INCOME
Asset and property management fees	4,303	-	4,303	58	-	4,361
Transactional fees3	1,252		1,252	-	-	1,252
Income tax benefit (provision)	91	(1)	90	8	(1)	97
Total Fee Income	5,646	(1)	5,645	66	(1)	5,710

PROMOTE, RCP AND OTHER INCOME
Equity in earnings (losses) from RCP investments	-	-	-	(27)	-	(27)
Total Promote, RCP and Other Income	-	-	-	(27)	-	(27)

GENERAL AND ADMINISTRATIVE	(6,222)	-	(6,222)	9	-	(6,213)

Depreciation and amortization	(5,910)	(194)	(6,104)	(1,126)	-	(7,230)
Income before noncontrolling interests	8,268	(26)	8,242	1,436	74	9,752

Noncontrolling interest - OP	(107)	(2)	(109)	(20)	-	(129)

NET INCOME	$8,161	$(28)	$8,133	$1,416	$74	$9,623

Notes:
1Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
2Represents the Company's pro-rata share unconsolidated investments which are detailed on pages 21 and 22.
3Consists of development, construction, leasing and legal fees.

Income Statements - Opportunity Funds1
(in thousands)

	Three months ended March 31, 2013
		Continuing						Continuing	Discontinued				Continuing	Discontinued
		Operations						Operations	Operations				Operations	Operations
	Fund I	AKR Pro-		AKR Pro-	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		AKR Pro-	Fund III	AKR Pro-	AKR Pro-		AKR Pro-	Total
	Continuing	rata share4		rata share4	Continuing	Discontinued	Consolidated	rata share	rata share		rata share	Continuing	rata share	rata share		rata share	AKR Pro-
	Operations	37.78%	Mervyns I	37.78%	Operations	Operations	Operations	20.00%	20.00%	Mervyns II	20.00%	Operations 3	19.90%	19.90%	Fund IV 3	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$57	$22	$-	$-	$5,966	$1,022	$6,988	$1,193	$204	$-	$-	$7,080	$1,409	$-	$1,519	$351	$3,179
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	160	32	-	-	-	32
Expense reimbursements - CAM	3	1	-	-	630	36	666	126	7	-	-	1,295	258	-	161	37	429
Expense reimbursements - Taxes	-	-	-	-	356	36	392	71	7	-	-	1,442	287	-	175	40	405
Other property income	-	-	-	-	91	62	153	18	12	-	-	456	91	-	7	2	123
Total Property Revenues	60	23	-	-	7,043	1,156	8,199	1,408	230	-	-	10,433	2,077	-	1,862	430	4,168

PROPERTY EXPENSES
Property operating - CAM	4	2	-	-	1,056	42	1,098	211	8	-	-	942	187	-	43	10	418
Other property operating (Non-CAM)	43	16	-	-	719	678	1,397	144	133	-	-	781	155	-	37	9	457
Real estate taxes	3	1	-	-	465	70	535	93	14	-	-	1,816	361	-	173	40	509
Total Property Expenses	50	19	-	-	2,240	790	3,030	448	155	-	-	3,539	703	-	253	59	1,384

NET OPERATING INCOME - PROPERTIES	10	4	-	-	4,803	366	5,169	960	75	-	-	6,894	1,374	-	1,609	371	2,784

OTHER INCOME (EXPENSE)
Mezzanine interest income	207	78	-	-	-	-	-	-	-	-	-	143	28	-	-	-	106
Other interest income	-	-	-	-	6	-	6	1	-	-	-	17	3	-	1	-	4
Straight-line rent income	-	-	-	-	797	13	810	159	3	-	-	537	107	-	148	36	305
Straight-line ground rent	-	-	-	-	(104)	2	(102)	(21)	-	-	-	-	-	-	-	-	(21)
Above/below market rent	-	-	-	-	-	-	-	-	-	-	-	675	134	-	-	-	134
Interest expense	(1)	-	-	-	(2,136)	(85)	(2,221)	(427)	(17)	-	-	(1,897)	(378)	-	(475)	(110)	(932)
Amortization of finance costs	-	-	-	-	(175)	-	(175)	(35)	-	-	-	(225)	(45)	-	(142)	(33)	(113)
Above/below market interest	-	-	-	-	-	-	-	-	-	-	-	170	34	-	-	-	34
Asset and property management expense2	2	1	-	-	2	(61)	(59)	-	(12)	-	-	(114)	(23)	-	(63)	(15)	(49)
Promote expense2	(17)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	1	131	132	-	26	-	-	2,501	498	-	-	-	524
Acquisition costs	-	-	-	-	-	-	-	-	-	-	-	(800)	(159)	-	(123)	(28)	(187)
OPPORTUNITY FUND INCOME	201	83	-	-	3,194	366	3,560	637	75	-	-	7,901	1,573	-	955	221	2,589

FEE INCOME
Asset and property management fees	-	-	-	-	-	-	-	-	-	-	-	291	58	-	-	-	58
Income tax benefit (provision)	(4)	(2)	-	-	(10)	(5)	(15)	(2)	(1)	-	-	60	12	-	-	-	7
Total Fee Income	(4)	(2)	-	-	(10)	(5)	(15)	(2)	(1)	-	-	351	70	-	-	-	65

PROMOTE, RCP AND OTHER INCOME
Equity in earnings (losses) from RCP investments	-	-	(44)	(17)	-	-	-	-	-	(52)	(10)	-	-	-	-	-	(27)
Promote income - Fund capital transactions	-	-	9	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Promote, RCP and Other Income	-	-	(35)	(17)	-	-	-	-	-	(53)	(10)	-	-	-	-	-	(27)

GENERAL AND ADMINISTRATIVE	(17)	(6)	-	-	60	-	60	12	-	(6)	(1)	(16)	(3)	-	32	7	9

Depreciation and amortization	(1)	-	-	-	(2,042)	-	(2,042)	(408)	-	-	-	(2,813)	(560)	-	(684)	(158)	(1,126)
Income before noncontrolling interest	179	75	(35)	(17)	1,202	361	1,563	239	74	(59)	(11)	5,423	1,080	-	303	70	1,510

Noncontrolling interest - OP	(3)	(1)	-	-	(20)	-	(20)	(4)	-	-	-	(70)	(14)	-	(4)	(1)	(20)

NET INCOME	$176	$74	$(35)	$(17)	$1,182	$361	$1,543	$235	$74	$(59)	$(11)	$5,353	$1,066	$-	$299	$69	$1,490

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.  The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.  In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.

2 Funds I, II, III & IV and the Mervyn's entities pay various fees to and promotes the Company.  As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

3 Represents the Company's pro-rata share unconsolidated investments which are detailed on page 32.
4 Represents a 20% promote earned by Acadia in addition to our 22.22% pro-rata share of the remaining 80% after promote (20%+22.22%*80% = 37.78%)

Funds from Operations ("FFO") 1
(in thousands)

	2013	2012
	Current	Historic
	Quarter	Quarter
	3 months ended	3 months ended
Funds from operations ("FFO"):	March 31, 2013	March 31, 2012

Net Income	$9,623	$4,010
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates	6,697	4,828
Unconsolidated affiliates	397	392
Income attributable to noncontrolling interests'
share in Operating Partnership	124	63
Distributions on Preferred OP Units 2	5	5
FFO	$16,846	$9,298

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$16,846	$9,298
Straight line rent, net	(670)	(628)
Straight-line ground rent	21	22
Above/below market rent	(604)	(162)
Amortization of finance costs	299	207
Above/below market interest	(476)	(21)
Non real estate depreciation	102	118
Amortization of cost of management contracts	-	20
Leasing commissions	(647)	(306)
Tenant improvements	(1,192)	(1,583)
Capital expenditures	(46)	(64)
AFFO	$13,633	$6,901

Funds Available for Distribution ("FAD")
AFFO	$13,633	$6,901
Scheduled principal repayments	(814)	(906)
FAD	$12,819	$5,995

Total weighted average shares and OP Units:
Basic	54,094	43,382
Diluted	54,531	43,792

FFO per share:
FFO per share - Basic	$0.31	$0.21
FFO per share - Diluted	$0.31	$0.21

AFFO per share - Basic	$0.25	$0.16
AFFO per share - Diluted	$0.25	$0.16

FAD per share - Basic	$0.24	$0.14
FAD per share - Diluted	$0.24	$0.14

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2 Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

EBITDA
(in thousands)

	Current Quarter
	Three months ended March 31, 2013
	Core Retail			Opportunity Funds
			Total
	Wholly	Joint	Continuing	Continuing	Discontinued
	Owned	Ventures	Operations	Operations	Operations	TOTAL

NET INCOME	$8,161	$(28)	$8,133	$1,416	$74	$9,623

Add back:
Depreciation and amortization	5,910	194	6,104	1,126	-	7,230
Interest expense	4,332	512	4,844	915	17	5,776
Amortization of finance costs	186	-	186	113	-	299
Above/below market interest	(442)	-	(442)	(34)	-	(476)
Provision for income taxes	(91)	1	(90)	(8)	1	(97)
Noncontrolling interest - OP	107	2	109	20	-	129

EBITDA	$18,163	$681	$18,844	$3,548	$92	$22,484

Core Portfolio
Net Operating Income (NOI) - Same Property Performance 1
(in thousands)

	Quarter
			Growth in Same
	Three months ended		Property NOI -
			Continuing Operations
	March 31, 2013	March 31, 2012	Favorable (unfavorable)

Reconciliation of total NOI to same property NOI:

NOI - Core properties - Continuing Operations	$16,563	$12,013

NOI - Properties acquired or in redevelopment	(4,472)	(1,109)

Total	$12,091	$10,904	10.9%

Same property NOI by revenues/expenses:

Revenues	$16,655	$14,980	11.2%
Expenses	4,564	4,076	-12.0%

Total Core Portfolio	$12,091	$10,904	10.9%

Notes:
1 The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Fee income by Opportunity Fund
(in thousands)

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Three months ended March 31, 2013
Asset and property management fees	$67	$1,090	$1,417	$1,587	$142	$4,303
Transactional fees	3	638	528	18	65	1,252
Total management fees	$70	$1,728	$1,945	$1,605	$207	$5,555

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Consolidated		Noncontrolling	Company's	Pro-Rata
	Balance		Interest in	Interest in	Consolidated
	Sheet		Consolidated	Unconsolidated	Balance
	As Reported 1		Subsidiaries	Subsidiaries	Sheet 2	Notes
ASSETS
Real estate						1 The interim consolidated balance sheet is unaudited, although it
Land	$344,178		$(119,893)	$18,518	$242,803	reflects all adjustments, which in the opinion of management,
Buildings and improvements	1,157,960		(423,164)	75,496	810,292	are necessary for the fair presentation of the consolidated
Construction in progress	2,747		(1,324)	1,363	2,786	balance sheet for the interim period.
	1,504,885		(544,381)	95,377	1,055,881
Less: accumulated depreciation	(223,834)		63,256	(7,540)	(168,118)	2 The Company currently invests in Funds I, II, III & IV and Mervyns I & II
Net real estate	1,281,051		(481,125)	87,837	887,763	which are consolidated with the Company's financial statements.
						To provide investors with supplemental information, the Company's
Net real estate under development	262,291	3	(213,407)	99	48,983	investments in these joint ventures are reflected above on a pro-rata
						basis by calculating its ownership percentage for each of the asset
Cash and cash equivalents	81,831		(29,657)	526	52,700	and liability line items. Similarly, the presentation also includes
Cash in escrow	171,913		(133,969)	955	38,899	the Company's pro-rata share of assets and liabilities for
Investments in and advances to unconsolidated affiliates	222,462		(167,411)	(51,592)	3,459	unconsolidated investments which are accounted for under the equity
Rents receivable, net	5,048		(2,013)	452	3,487	method of accounting for the Company's financial statements	.
Straight-line rents receivable, net	27,099		(14,174)	996	13,921
Notes Receivable	105,367		(7,593)	1,080	98,854	3 The components of Net real estate under development are as follows:
Deferred charges, net	39,053		(27,236)	1,401	13,218	Fund II	$232,032
Prepaid expenses and other assets	45,768		10,948	877	57,593	Fund III	28,599
Acquired lease intangibles	31,839		(11,123)	1,135	21,851	Fund IV	3
Accounts receivable from related parties	1,133		-	-	1,133
Assets of discontinued operations	21,014		(16,811)	-	4,203	Total Opportunity Funds	260,634
						Core Portfolio	1,657
Total Assets	$2,295,869		$(1,093,571)	$43,766	$1,246,064	Total	$262,291

LIABILITIES AND SHAREHOLDERS' EQUITY						4 The components of Prepaid expenses and other assets are as follows:
						Due from Fund Investors	$38,957
Mortgage notes payable	$1,100,249		(656,681)	$52,443	$496,011	Prepaid expenses	7,939
Notes payable	930		-	-	930	Unsettled At-The-Market proceeds	4,983
Valuation of debt at acquisition, net of amortization	1,142		(214)	97	1,025	Accrued interest on Notes Receivable	2,135
Acquired lease intangibles	16,962		(5,134)	1,565	13,393	Contract deposits	1,090
Accounts payable and accrued expenses	31,074		(13,350)	1,066	18,790	Other	2,489
Dividends and distributions payable	11,764		-	-	11,764	Total	$57,593
Share of losses in excess of inv. in unconsolidated affiliates	12,488		-	(12,488)	-
Accounts payable to related parties	-		-	-	-
Other liabilities	22,657		(8,667)	1,083	15,073
Liabilities of discontinued operations	11,911		(9,529)	-	2,382
Total liabilities	1,209,177		(693,575)	43,766	559,368

Shareholders' equity:
Common shares	54		-	-	54
Additional paid-in capital	635,414		-	-	635,414
Accumulated other comprehensive income	(4,932)		-	-	(4,932)
Retained earnings	43,341		-	-	43,341
Total controlling interest	673,877		-	-	673,877
Non-controlling interest in subsidiary	412,815		(399,996)	-	12,819
Total shareholders' equity	1,086,692		(399,996)	-	686,696

Total Liabilities and Shareholders' Equity	$2,295,869		$(1,093,571)	$43,766	$1,246,064

Notes Receivable
(in thousands)

	Balance at		Balance at							Underlying third-party
	December 31, 2012	First	March 31, 2013			Stated	Effective			first mortgage
		Quarter		Accrued		Interest	Interest	Maturity	Extension		Maturity
Investment	Principal	Activity	Principal2	Interest	Total	Rate	Rate 1	Dates	Options	Amount	Dates

First mortgage notes	$48,919	$(5,400)	$43,519	$369	$43,888	7.75%	9.27%	2013 to 2014	-	n/a	n/a

Mezzanine notes	49,526	119	49,645	1,720	51,365	14.11%	14.79%	2013 to 2020	-	302,923	2014 thru 2019

Total notes receivable	$98,445	$(5,281)	$93,164	$2,089	$95,253	11.14%	12.21%

Notes:
1 Inclusive of points and exit fees.

2 Reconciliation of Notes Receivable to the Consolidated Balance Sheet

Total Notes Receivable per above	$93,164

Fund I first mortgage loan - seller financing for Kroger/Safeway sale	12,203

Total Notes Receivable per Consolidated Balance Sheet	$105,367

2013 Guidance
(in millions except per share amounts, all per share amounts are fully diluted)

	2013 Guidance	2012 Actual
Overall:

Fully diluted Common Shares and OP Units	54,600 - 55,800	51,150

Full year Funds from Operations ("FFO") per share	$1.17 to $1.25	$1.04

Earnings per Share ("EPS")	$0.66 to $0.71	$0.85

FFO Components:

Core and pro-rata share of opportunity Fund ("Fund") portfolio income	$66.5 to $70.5	$47.6

Asset and property management fee income, net of TRS taxes	$14.5 to $15.0	$16.3

Transactional fee income, net of TRS taxes	$6.5 to $7.0	$6.8

Promote, RCP and other income, net of TRS taxes	$1.0 to $1.5	$1.5

General and administrative expense	$(24.5) to $(24.0)	$(23.4)

Total	$64.0 to $70.0	$48.8

Net Asset Valuation Information
(in thousands)

	CORE		FUND I			FUND II				FUND III				FUND IV
			Fund Level	AKR pro-rata share		Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
	Quarterly	Annualized (x4)		%	$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income - Continuing Operations	$16,563	$66,252		--		$4,803	$19,212	20.00%	$3,842	$6,894	$27,576	19.90%	$5,488	$1,609	$6,436	23.12%	$1,488
Less: Net Operating Income of pre-stabilized assets						-	-		-	(1,803)	(7,212)		(1,435)	(1,381)	(5,524)		(1,277)
Net Operating Income of stabilized assets						4,803	19,212		3,842	5,091	20,364		4,053	228	912		211

Cost to Date
Cost basis of pre-stabilized assets							$200,800		$40,160		$96,066		$19,118		$147,050		$33,998

Discontinued operations, contract price, net of debt							$23,139		$4,628

Debt		$356,299	$-				$395,230		$76,095		$237,068		$43,034		$93,050		$21,513

Gross asset value1			16,000
Net Asset Value			$16,000	37.78%	$6,045

Notes:
1Fund I value is based on property appraisals. Pro-rata share is 20% (AKR promote) + 22% x 80% (AKR remaining share after promote) = 37.78%.

Selected Financial Ratios
(in thousands)

	Three months ended March 31,					Three months ended March 31,		Three months ended December 31,

	2013		2012			2013		2012
COVERAGE RATIOS1					LEVERAGE RATIOS

Fixed-Charge Coverage Ratios					Debt4	$496,941		$445,582
					Total Market Capitalization	2,029,930		1,773,821
EBITDA2 divided by:	$18,844		$12,357		Debt/Total Market Capitalization	24%		25%
Interest expense	4,844		4,333
Principal Amortization	607		788		Debt4, 6	$444,241		$382,653
Preferred Dividends	5		5		Total Market Capitalization	1,977,230		1,710,892
Fixed-Charge Coverage Ratio - Core Portfolio	3.5	x	2.4	x	Net Debt/Total Market Capitalization	22%		22%

EBITDA divided by:	$22,484		$15,558		Debt + Preferred Equity (Preferred O.P. Units)	$497,637		$446,211
Interest expense	5,776		5,396		Total Market Capitalization	2,029,930		1,773,821
Principal Amortization	814		906		Debt+Preferred Equity/Total Market Capitalization	25%		25%
Preferred Dividends	5		5
Fixed-Charge Coverage Ratio - Core Portfolio					Debt	$356,299		$341,044
and Opportunity Funds	3.4	x	2.5	x	EBITDA (Annualized)	75,376		71,764
					Debt/EBITDA - Core Portfolio	4.7	x	4.8	x
Payout Ratios
					Debt5	$311,843		$287,139
Dividends (Shares) & Distributions (OP Units) paid	$11,763		$7,914		EBITDA (Annualized)	75,376		71,764
FFO	16,846		9,298		Net Debt/EBITDA - Core Portfolio	4.1	x	4.0	x
FFO Payout Ratio	70%		85%
					Debt	$496,941		$445,582
Dividends (Shares) & Distributions (OP Units) paid	$11,763		$7,914		EBITDA (Annualized)	89,568		82,676
AFFO	13,633		6,901		Debt/EBITDA - Core Portfolio and Opportunity Funds	5.5	x	5.4	x
AFFO Payout Ratio	86%		115%
					Debt6	$444,241		$382,653
Dividends (Shares) & Distributions (OP Units) paid	$11,763		$7,914		EBITDA (Annualized)	89,568		82,676
FAD	12,819		5,995		Net Debt/EBITDA - Core Portfolio and Opportunity Funds	5.0	x	4.6	x
FAD Payout Ratio	92%		132%
					NOI (Annualized)	$66,252		$58,056
					Debt	356,299		341,044
Notes:					Debt Yield - Core Portfolio	19%		17.0%
1Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of
management, are necessary for a fair presentation of operating results for the interim periods.					NOI (Annualized)	$66,252		$58,056
The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest					Debt5	311,843		287,139
expense and principal amortization related to both the Company's consolidated and					Net Debt Yield - Core Portfolio	21%		20.2%
unconsolidated investments in joint ventures.
2See page 8 for a calculation of EBITDA.					NOI (Annualized)	$77,088		$65,844
3Represents preferred distributions on Preferred Operating partnership Units.					Debt	496,941		445,582
4Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.					Debt Yield - Core Portfolio and Opportunity Funds	16%		14.8%
5Reflects debt net of the current Core Portfolio cash balance at end of period.
6Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds					NOI (Annualized)	$77,088		$65,844
cash balance at end of period.					Debt6	444,241		382,653
					Net Debt Yield - Core Portfolio and Opportunity Funds	17%		17.2%

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt 2							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Opportunity Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	Fixed vs	Interest Share of	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Consolidated Debt 3	Debt 4	As Reported

Fixed-Rate Debt 1	$356,299	5.5%	$71,791	4.5%	$428,090	5.3%	86%	$396,501	$(48,370)	$776,221
Variable-Rate Debt	-	N/A	68,851	2.6%	68,851	2.6%	14%	260,179	(4,072)	324,958

Total	$356,299	5.5%	$140,642	3.6%	$496,941	4.9%	100%	$656,680	$(52,442)	1,101,179
Unamortized premium										1,142
Total debt as reported										$1,102,321

Notes:
1 Fixed-rate debt includes notional principal fixed through swap transactions.
2 Represents the Company's pro-rata share of debt based on its percent ownership.
3 Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4 Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Portfolio Debt - Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	March 31, 2013	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Clark Diversey	Acadia	$4,308	100.0%	$4,308	6.35%	7/1/2014	None
New Loudon Center	Acadia	13,566	100.0%	13,566	5.64%	9/6/2014	None
Crossroads Shopping Center	Crossroads JV	59,078	49.0%	28,948	5.37%	12/1/2014	None
Crescent Plaza	Acadia	16,954	100.0%	16,954	4.98%	9/6/2015	None
Pacesetter Park Shopping Center	Acadia	11,688	100.0%	11,688	5.12%	11/6/2015	None
Elmwood Park Shopping Center	Acadia	33,125	100.0%	33,125	5.53%	1/1/2016	None
Chicago Portfolio	Acadia	15,764	100.0%	15,764	5.61%	2/1/2016	None
The Gateway Shopping Center	Acadia	19,962	100.0%	19,962	5.44%	3/1/2016	None
Cambridge (Whole Foods)	Acadia	6,903	100.0%	6,903	6.26%	5/1/2016	None
Cambridge (Rite Aid)	Acadia	4,170	100.0%	4,170	3.68%	5/1/2016	1 x 60 mos.
Brandywine Town Center	Brandywine JV	166,200	22.2%	36,933	5.99%	7/1/2016	None
Walnut Hill Plaza	Acadia	23,120	100.0%	23,120	6.06%	10/1/2016	None
Rhode Island Place Shopping Center	Acadia	16,369	100.0%	16,369	6.35%	12/1/2016	None
Acadia Realty Trust (Convertible Notes)	Acadia	930	100.0%	930	3.75%	12/15/2016	None
239 Greenwich Avenue	Acadia	26,000	75.0%	19,500	5.42%	2/11/2017	None
639 West Diversey	Acadia	4,409	100.0%	4,409	6.65%	3/1/2017	None
Merrillville Plaza	Acadia	26,069	100.0%	26,069	5.88%	8/1/2017	None
A & P Shopping Plaza	Acadia	7,934	60.0%	4,760	4.20%	9/6/2022	None
Georgetown Portfolio	Acadia	18,406	50.0%	9,203	4.72%	11/10/2027	None
Interest rate swaps1	Acadia	59,618	100.0%	59,618	4.76%	Various

Sub-Total Fixed-Rate Debt		534,573		356,299	5.46%

Variable-Rate Debt

Branch Plaza	Acadia	12,467	100.0%	12,467	Libor + 225	9/30/2014	1 x 36 mos.
Unsecured Line of Credit2	Acadia	-	100.0%	-	Libor + 155	1/31/2016	1 x 12 mos.
Village Commons Shopping Center	Acadia	9,163	100.0%	9,163	Libor + 140	6/30/2018	None
West Diversey	Acadia	15,172	100.0%	15,172	Libor + 190	4/27/2019	None
4401 N White Plains Road	Acadia	6,353	100.0%	6,353	Libor + 190	9/1/2022	None
28 Jericho Turnpike	Acadia	16,463	100.0%	16,463	Libor + 190	1/23/2023	None
Interest rate swaps1	Acadia	(59,618)	100.0%	(59,618)	Libor + 190

Sub-Total Variable-Rate Debt		-		-	Libor + 190

Total Core Portfolio Debt		$534,573		$356,299	5.46%

Portfolio Debt - Detail (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	March 31, 2013	Percent	Amount	Rate	Date	Options

OPPORTUNITY FUNDS

Fixed-Rate Debt
Lincoln Park Centre	Fund III	$19,364	19.9%	$3,854	5.85%	12/1/2013	None
Lincoln Road6	Fund III	19,764	18.9%	3,737	6.14%	8/11/2014	None
CityPoint	Fund II	20,000	18.8%	3,766	7.25%	11/1/2014	None
Arundel Plaza7	Fund III	9,136	17.9%	1,637	5.60%	4/1/2015	None
216th Street3	Fund II	25,500	19.8%	5,054	5.80%	10/1/2017	None
CityPoint	Fund II	160,000	18.8%	30,126	4.75%	20198	None
CityPoint	Fund II	5,262	18.8%	991	1.00%	8/23/2019	None
Interest rate swaps1	Funds II & III	117,979	19.2%	22,626	2.96%	Various

Sub-Total Fixed-Rate Debt		377,005		71,791	4.49%

Variable-Rate Debt

Pelham Manor Shopping Plaza3	Fund II	33,759	19.8%	6,691	Libor + 275	12/1/2013	None
Parkway Crossing7	Fund III	13,654	17.9%	2,446	Libor + 220	1/1/2015	2 x 12 mos.
640 Broadway	Fund III	22,750	10.0%	2,264	Libor + 295	7/1/2015	1 x 12 mos.
Heritage Shops	Fund III	21,000	19.9%	4,179	Libor + 225	8/10/2015	2 x 12 mos.
CityPoint	Fund II	20,650	18.8%	3,888	Libor + 250	8/12/2015	None
CityPoint	Fund II	20,000	18.8%	3,766	Libor + 500	8/23/2015	1 x 12 mos.
Fordham Place3	Fund II	80,559	19.8%	15,966	Libor + 300	9/25/2015	2 x 12 mos.
Cortlandt Towne Center	Fund III	73,303	19.9%	14,587	Libor + 190	10/26/2015	None
New Hyde Park Shopping Center	Fund III	6,437	19.9%	1,281	Libor + 225	11/10/2015	2 x 12 mos.
Acadia Strategic Opportunity IV LLC4	Fund IV	93,050	23.1%	21,513	Libor + 165	11/20/2015	1 x 12 mos.
Nostrand Avenue	Fund III	12,957	19.9%	2,578	Libor + 265	2/1/2016	2 x 12 mos.
White City Shopping Center5	Fund III	38,703	16.7%	6,471	Libor + 260	12/23/2017	1 x 36 mos.
161st Street3	Fund II	29,500	19.8%	5,847	Libor + 250	4/1/2018	None
Interest rate swaps1	Funds II & III	(117,979)	19.2%	(22,626)	Libor + 232

Sub-Total Variable-Rate Debt		348,343		68,851	Libor + 244

Total Opportunity Funds Portfolio Debt		$725,348		$140,642	3.59%

Portfolio Debt - Notes
(in thousands)

1The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements as follows:

	Notional	Pro-rata	Average		Maturity
	principal	Share	Swap rate	All-in Rate	Date
Core Portfolio
	$9,163	$9,163	2.90%	4.80%	7/2/2018
	15,172	15,172	1.57%	3.47%	5/1/2019
	6,353	6,353	1.75%	3.65%	9/1/2022
	12,467	12,467	3.77%	5.67%	12/1/2022
	16,463	16,463	3.77%	5.67%	1/23/2023
	59,618	59,618	2.86%	4.76%

Opportunity Funds

	35,418	7,084	0.70%	2.95%	5/1/2015
	32,589	6,518	0.70%	2.95%	5/1/2015
	21,000	4,179	0.52%	2.77%	8/10/2015
	19,315	3,230	2.90%	5.50%	12/26/2017
	9,657	1,615	3.02%	5.62%	12/26/2017
	117,979	22,626	1.15%	2.96%

Total Core Portfolio and Opportunity Funds	$177,597	$82,244	1.63%	2.99%

2This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000.
The interest rate will vary based on levels of leverage. As of March 31, 2013, the interest rate is LIBOR + 155 basis points.
3Fund II is a 99.1% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 99.1% x 20%, or 19.8%.
4Total current availability under this facility is $150,000. Fund IV also has the ability to increase the size of this facility to a total of $272,069.
5Fund III is an 84.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 84.0% x 19.9%, or 16.7%.
6Fund III is a 95.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 95.0% x 19.9%, or 18.9%.
7Fund III is a 90.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 90.0% x 19.9%, or 17.9%.
8The maturity date of this loan is five years after the final advancing of funds which is anticipated to occur during 2014.

Future Debt Maturities1
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2013	$4,399	$-	$4,399	$3,838	$-	$3,838	n/a	n/a	n/a
2014	5,972	86,500	92,472	5,181	57,374	62,555	5.05%	5.47%	2.45%
2015	4,460	27,344	31,804	4,248	27,344	31,592	5.04%	5.04%	n/a
2016	2,857	280,509	283,366	2,637	151,242	153,879	5.88%	5.88%	n/a
2017	1,943	54,549	56,492	1,711	48,049	49,760	5.72%	5.72%	n/a
Thereafter	9,440	56,600	66,040	6,901	47,774	54,675	2.84%	4.55%	1.99%
Total	$29,071	$505,502	$534,573	$24,516	$331,783	$356,299

Opportunity Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2013	$3,747	$52,549	$56,296	$719	$10,431	$11,150	4.00%	5.85%	2.95%
2014	4,593	39,179	43,772	850	7,393	8,243	6.71%	6.71%	n/a
2015	3,595	352,780	356,375	650	70,083	70,733	2.68%	5.60%	2.61%
2016	707	11,397	12,104	120	2,269	2,389	2.85%	n/a	2.85%
2017	576	61,463	62,039	96	11,067	11,163	4.04%	5.80%	2.80%
Thereafter	-	194,762	194,762	-	36,964	36,964	4.34%	4.63%	2.70%
Total	$13,218	$712,130	$725,348	$2,435	$138,207	$140,642

Note:
1 Does not include any applicable extension options

Core Portfolio Retail Properties - Detail
										Leased
		Year	Acadia's	Gross Leaseable Area			In Place Occupancy			Occupancy	Annualized Base Rent PSF
Property	Anchors	Acquired	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total

NEW YORK

Connecticut
239 Greenwich Avenue	-	1998	75.0%	-	16,834	16,834	-	100.0%	100.0%	100.0%	$-	$92.35	$92.35
181 Main Street	-	2012	100.0%	-	11,350	11,350	-	100.0%	100.0%	100.0%	-	74.48	74.48
				-	28,184	28,184	-	100.0%	100.0%	100.0%	-	85.15	85.15

New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	1998	100.0%	62,610	86,652	149,262	100.0%	94.6%	96.9%	96.9%	25.26	25.05	25.14
A & P Shopping Plaza	A&P	2006	60.0%	49,463	13,278	62,741	100.0%	100.0%	100.0%	100.0%	19.21	29.71	21.43
60 Orange Street	Home Depot	2012	98.0%	101,715	-	101,715	100.0%	-	100.0%	100.0%	6.83	-	6.83
Total - New Jersey				213,788	99,930	313,718	100.0%	95.3%	98.5%	98.5%	15.09	25.70	18.36

New York
Village Commons Shopping Center	-	1998	100.0%	-	87,330	87,330	-	95.4%	95.4%	95.4%	-	30.67	30.67
Branch Plaza	LA Fitness, CVS	1998	100.0%	74,050	52,223	126,273	75.7%	90.0%	81.6%	81.6%	21.35	29.44	25.04
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	37,266	26,024	63,290	100.0%	100.0%	100.0%	100.0%	20.00	43.90	29.83
Bartow Avenue	-	2005	100.0%	-	14,676	14,676	-	92.8%	92.8%	100.0%	-	30.91	30.91
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	52,052	45,531	97,583	100.0%	88.4%	94.6%	94.6%	8.24	18.66	12.78
LA Fitness	LA Fitness	2007	100.0%	55,000	-	55,000	100.0%	-	100.0%	100.0%	25.30	-	25.30
East 17th Street	Barnes & Noble	2008	100.0%	10,382	-	10,382	100.0%	-	100.0%	100.0%	60.20	-	60.20
Crossroads Shopping Center1	Kmart, Home Goods, Modell's	1998	49.0%	201,296	108,227	309,523	81.0%	70.5%	77.3%	78.1%	9.93	45.13	21.15
Third Avenue	Planet Fitness	2006	100.0%	21,650	18,670	40,320	100.0%	55.3%	79.3%	79.3%	21.65	19.19	20.85
Mercer Street	-	2011	100.0%	-	3,375	3,375	-	100.0%	100.0%	100.0%	-	116.93	116.93
28 Jericho Turnpike	Kohl's	2012	100.0%	96,363	-	96,363	100.0%	-	100.0%	100.0%	17.12	-	17.12
4401 White Plains Road	Walgreens	2011	100.0%	12,964	-	12,964	100.0%	-	100.0%	100.0%	48.21	-	48.21
83 Spring Street	-	2012	100.0%	-	3,000	3,000	-	100.0%	100.0%	100.0%	-	207.96	207.96
Total - New York				561,023	359,056	920,079	90.0%	84.4%	87.8%	88.2%	17.33	35.99	24.33

Total New York				774,811	487,170	1,261,981	92.7%	87.6%	90.7%	91.0%	$16.67	$36.94	$24.22

NEW ENGLAND

Connecticut
Town Line Plaza2	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	163,159	43,187	206,346	100.0%	88.9%	97.7%	97.7%	$14.72	$17.54	$15.76

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	120,004	10,017	130,021	100.0%	100.0%	100.0%	100.0%	6.66	22.84	7.91
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	156,985	61,152	218,137	100.0%	79.0%	94.1%	94.1%	7.51	11.84	8.53
Cambridge	Whole Foods, Rite Aid	2012	100.0%	54,226	-	54,226	100.0%	-	100.0%	100.0%	20.85	-	20.85
Total - Massachusetts				331,215	71,169	402,384	100.0%	81.9%	96.8%	96.8%	9.39	13.73	10.04

New York
New Loudon Center	Marshalls, Price Chopper,	1993	100.0%	251,058	4,615	255,673	100.0%	100.0%	100.0%	100.0%	7.28	28.26	7.66
	Raymour & Flanigan
Rhode Island
Walnut Hill Plaza	Sears, Shaw's (Supervalu)	1998	100.0%	187,910	96,807	284,717	100.0%	59.8%	86.3%	86.3%	6.87	13.46	8.42

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	73,184	28,471	101,655	100.0%	100.0%	100.0%	100.0%	18.50	21.72	19.40

Total New England				1,006,526	244,249	1,250,775	100.0%	76.8%	95.5%	95.5%	$9.40	$15.99	$10.53

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Residential and office GLA is excluded.
1The Company has a 49% interest in this unconsolidated investment.
2Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Retail Properties - Detail (continued)
										Leased
		Year	Acadia's	Gross Leaseable Area			Occupancy			Occupancy	Annualized Base Rent
Property	Anchors	Acquired	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Per Sq. Ft.

MIDWEST

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	51,692	47,445	99,137	100.0%	92.0%	96.2%	96.2%	$4.64	$20.84	$12.06
Clark Diversey	Vitamin Shoppe	2006	100.0%	-	19,265	19,265	-	100.0%	100.0%	100.0%	-	44.97	44.97
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	16,500	29,759	46,259	100.0%	100.0%	100.0%	100.0%	54.55	33.50	41.01
639 West Diversey	-	2012	100.0%	-	12,557	12,557	-	100.0%	100.0%	100.0%	-	53.05	53.05
930 North Rush Street	Lululemon	2012	100.0%	-	2,930	2,930	-	100.0%	100.0%	100.0%	-	391.59	391.59
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	-	18,141	18,141	-	100.0%	100.0%	100.0%	-	232.00	232.00
Chicago Street Retail Portfolio1	-	2011/2012	100.0%	-	115,017	115,017	-	88.4%	88.4%	88.9%	-	44.37	44.37
Total - Illinois				68,192	245,114	313,306	100.0%	93.0%	94.5%	94.7%	16.72	58.37	48.78

Indiana
Merrillville Plaza	JC Penney, Office Max,	1998	100.0%	123,369	112,455	235,824	100.0%	82.2%	91.5%	91.5%	10.40	18.02	13.66
	TJ Maxx
Michigan
Bloomfield Towne Square	Best Buy, Home Goods,	1998	100.0%	153,839	82,837	236,676	100.0%	94.0%	97.9%	97.9%	10.94	22.01	14.66
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station	Babies 'R' Us, Office Depot	1999	100.0%	58,185	67,944	126,129	100.0%	68.7%	83.1%	83.1%	9.49	16.53	12.63

Total Midwest				403,585	508,350	911,935	100.0%	87.5%	93.0%	93.1%	$11.54	$39.23	$26.06

MID-ATLANTIC

New Jersey
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	47,915	56,847	104,762	56.7%	92.1%	75.9%	75.9%	$20.34	$14.99	$16.82

Delaware
Brandywine Town Center2	Lowes, Bed Bath & Beyond,	2003	22.2%	827,471	48,208	875,679	97.0%	92.1%	96.7%	96.7%	15.54	17.01	15.62
	Target, Dick's Sporting Goods
Market Square Shopping Center2	TJ Maxx, Trader Joe's	2003	22.2%	42,850	59,197	102,047	100.0%	93.7%	96.4%	98.1%	16.41	31.23	24.77
Naamans Road2	-	2006	22.2%	-	19,984	19,984	-	100.0%	100.0%	100.0%	-	41.91	41.91
Total - Delaware				870,321	127,389	997,710	97.1%	94.1%	96.7%	96.9%	15.59	27.74	17.10

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	104,956	1,900	106,856	100.0%	100.0%	100.0%	100.0%	1.95	18.95	2.25
Plaza 422	Home Depot, Dunham Sports	1993	100.0%	139,968	16,311	156,279	100.0%	100.0%	100.0%	100.0%	4.60	9.34	5.09
Route 6 Plaza	Kmart	1994	100.0%	146,498	29,021	175,519	81.7%	94.8%	83.9%	87.8%	5.75	13.18	7.14
Chestnut Hill3	-	2006	100.0%	-	37,646	37,646	-	85.8%	85.8%	100.0%	-	19.37	19.37
Abington Towne Center4	Target, TJ Maxx	1998	100.0%	184,616	31,662	216,278	100.0%	70.4%	95.7%	95.7%	10.50	31.95	20.20
Total - Pennsylvania				576,038	116,540	692,578	95.3%	86.1%	93.8%	95.6%	4.65	18.83	7.54

District of Columbia
Rhode Island Place Shopping Center	TJ Maxx	2012	100.0%	24,996	32,533	57,529	100.0%	100.0%	100.0%	100.0%	12.50	40.27	28.21
1739-53 & 1801-03 Connecticut Avenue	-	2012	100.0%	-	22,907	22,907	-	92.7%	92.7%	92.7%	-	53.48	53.48
Georgetown Portfolio5	-	2011	50.0%	-	27,666	27,666	-	96.4%	96.4%	96.4%	-	67.95	67.95
Total - District of Columbia				24,996	83,106	108,102	100.0%	96.8%	97.5%	97.5%	12.50	52.94	43.35

Total Mid-Atlantic				1,519,270	383,882	1,903,152	95.2%	91.9%	94.6%	95.3%	$12.30	$29.06	$15.91

TOTAL CORE PROPERTIES				3,704,192	1,623,651	5,327,843	96.5%	87.0%	93.6%	94.0%	$12.36	$32.91	$18.49

TOTAL CORE PROPERTIES - weighted based on ownership interest				2,902,776	1,446,019	4,348,795	96.9%	86.9%	93.6%	94.0%	$10.52	$32.36	$17.26

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Residential and office GLA is excluded. West 54th Street is under redevelopment.

1Includes 19 properties
2The Company has a 22.2% interest in this investment.
3This consists of two separate buildings.
4Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5Includes six properties (1533 Wisconsin Ave., 3025 M St., 3034 M St., 3146 M St., 3259-61 M St. and 2809 M St.)
The Company has a 50% interest in this unconsolidated portfolio.

Core Portfolio Retail Properties by State - Summary

										Annualized Base Rent
				Gross Leasable Area			Occupancy			per Occupied Square Foot
	Ownership	Percent of	Number of
State	%	base rent1	properties	Anchors 2	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Totals

Connecticut	90.4%	5.2%	3	163,159	71,371	234,530	100.0%	93.3%	98.0%	$14.72	$46.16	$30.52

Delaware	22.2%	5.2%	3	870,321	127,389	997,710	97.1%	94.1%	96.7%	15.59	27.74	17.10

District of Columbia	80.2%	5.2%	8	24,996	83,106	108,102	100.0%	96.8%	97.5%	12.50	52.94	43.35

Illinois	100.0%	20.6%	25	68,192	245,114	313,306	100.0%	93.0%	94.5%	16.72	58.37	48.78

Indiana	100.0%	4.2%	1	123,369	112,455	235,824	100.0%	82.2%	91.5%	10.40	18.02	13.66

Massachusetts	100.0%	5.6%	3	331,215	71,169	402,384	100.0%	81.9%	96.8%	9.39	13.73	10.04

Michigan	100.0%	4.8%	1	153,839	82,837	236,676	100.0%	94.0%	97.9%	10.94	22.01	14.66

New Jersey	90.3%	9.2%	4	261,703	156,777	418,480	92.1%	94.1%	92.9%	15.68	21.90	18.05

New York	86.9%	27.1%	14	812,081	363,671	1,175,752	93.1%	84.6%	90.5%	14.00	35.88	20.33

Ohio	100.0%	1.9%	1	58,185	67,944	126,129	100.0%	68.7%	83.1%	9.49	16.53	12.63

Pennsylvania	100.0%	5.3%	5	576,038	116,540	692,578	95.3%	86.1%	93.8%	4.65	18.83	7.54

Rhode Island	100.0%	2.9%	1	187,910	96,807	284,717	100.0%	59.8%	86.3%	6.87	13.46	8.42

Vermont	100.0%	2.8%	1	73,184	28,471	101,655	100.0%	100.0%	100.0%	18.50	21.72	19.40

Total - Core Portfolio		100.0%	70	3,704,192	1,623,651	5,327,843	96.5%	87.0%	93.6%	$12.36	$32.91	$18.49

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1 The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
2 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR)

		Pro-Rata
	Number of stores	Combined		Percentage of Total
	in Core			Percentage of
Tenant	portfolio	GLA	Base Rent	Portfolio GLA	Base Rent

Supervalu (Shaw's)	3	175,801	$2,420,980	4.0%	3.4%

LA Fitness	2	100,000	2,336,500	2.3%	3.3%

Ann Taylor Loft	2	14,174	2,023,938	0.3%	2.9%

Stop and Shop (Ahold)	3	155,177	1,936,339	3.6%	2.8%

Home Depot	3	312,718	1,794,996	7.2%	2.6%

A&P	2	77,451	1,716,552	1.8%	2.4%

Kohl's	1	96,363	1,650,000	2.2%	2.3%

TJX Companies	8	209,198	1,616,339	4.8%	2.3%
-- TJ Maxx	5	120,123	854,724	2.8%	1.2%
-- Marshalls	1	37,212	158,151	0.9%	0.2%
-- Home Goods	2	51,863	603,464	1.2%	0.9%

Sears	4	334,669	1,428,078	7.7%	2.0%
-- Kmart	3	273,969	1,170,078	6.3%	1.7%
-- Sears	1	60,700	258,000	1.4%	0.4%

Walgreens	3	37,499	1,366,748	0.9%	1.9%

TD Bank	2	14,700	1,028,996	0.3%	1.5%
JP Morgan Chase Bank	6	30,344	1,028,751	0.7%	1.5%
Trader Joe's	2	19,094	961,105	0.4%	1.4%
Dicks Sporting Goods	2	59,805	849,471	1.4%	1.2%
Sleepy's	5	33,441	821,102	0.8%	1.2%
Rite Aid	2	26,633	764,030	0.6%	1.1%
Citibank	4	13,283	685,825	0.3%	1.0%
Pier 1 Imports	3	24,696	677,547	0.6%	1.0%
Dollar Tree	7	63,816	653,499	1.5%	0.9%
Capital One Bank	2	8,778	615,036	0.2%	0.9%

TOTAL	66	1,807,641	$26,375,832	41.6%	37.5%

Notes:
1Includes the Company's pro-rata share of unconsolidated joint ventures.

Core Portfolio Lease Expirations

	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M1	-	-	-	-	-	8	13,168	0.9%	$ 24.39	0.7%	8	13,168	0.3%	$ 24.39	0.4%
2013	7	281,204	8.5%	11.25	7.7%	41	106,953	7.6%	24.55	5.7%	48	388,157	8.2%	14.92	6.6%
2014	8	319,165	9.6%	10.48	8.1%	64	237,283	16.8%	30.02	15.3%	72	556,448	11.8%	18.81	12.0%
2015	6	274,639	8.3%	13.96	9.3%	40	152,773	10.8%	22.83	7.5%	46	427,412	9.0%	17.13	8.4%
2016	7	272,962	8.2%	10.58	7.0%	53	240,375	17.0%	23.96	12.4%	60	513,337	10.8%	16.85	9.9%
2017	6	311,806	9.4%	11.80	9.0%	41	178,491	12.6%	35.45	13.6%	47	490,297	10.4%	20.41	11.4%
2018	3	330,649	10.0%	11.39	9.2%	28	110,953	7.9%	34.48	8.2%	31	441,602	9.3%	17.19	8.7%
2019	6	136,521	4.1%	8.44	2.8%	17	44,335	3.1%	52.06	5.0%	23	180,856	3.8%	19.13	4.0%
2020	5	329,713	9.9%	12.08	9.7%	18	54,655	3.9%	32.74	3.9%	23	384,368	8.1%	15.02	6.6%
2021	8	310,001	9.3%	11.69	8.8%	16	81,188	5.7%	28.05	4.9%	24	391,189	8.3%	15.08	6.7%
2022	2	69,837	2.1%	26.15	4.4%	23	96,644	6.8%	34.49	7.2%	25	166,481	3.5%	30.99	5.9%
2023	2	98,805	3.0%	12.61	3.0%	7	33,477	2.4%	32.37	2.3%	9	132,282	2.8%	17.61	2.7%
Thereafter	12	585,200	17.6%	14.60	20.8%	11	61,878	4.4%	100.37	13.4%	23	647,078	13.7%	22.80	16.9%
Total	72	3,320,502	100.0%	$ 12.36	100.0%	367	1,412,173	100.0%	$ 32.91	100.0%	439	4,732,675	100.0%	$ 18.49	100.0%

		254,916	Anchor GLA Owned by Tenants									254,916	Anchor GLA Owned by Tenants
		128,774	Total Vacant				211,478	Total Vacant				340,252	Total Vacant
		3,704,192	Total Square Feet				1,623,651	Total Square Feet				5,327,843	Total Square Feet

Notes:
1 Leases currently under month to month or in process of renewal

Core Portfolio - New and Renewal Rent Spreads 1

	Period ended
	March 31, 2013
	Cash2	GAAP3
New leases
Number of new leases executed	3	3
GLA	11,676	11,676
New base rent	$82.58	$109.29
Previous base rent (and percentage rent)	$72.31	$72.24
Percentage growth in base rent	14.2%	51.3%
Average cost per square foot	$40.05	$40.05
Weighted Average Lease Term (years)	11.9	11.9

Renewal leases
Number of renewal leases executed	13	13
GLA	75,493	75,493
New base rent	$17.50	$17.71
Expiring base rent (and percentage rent)	$17.26	$16.90
Percentage growth in base rent	1.4%	4.8%
Average cost per square foot	$0.06	$0.06
Weighted Average Lease Term (years)	4.2	4.2

Total new and renewal Leases
Number of new and renewal leases executed	16	16
GLA commencing	87,169	87,169
New base rent	$26.22	$29.98
Expiring base rent (and percentage rent)	$24.63	$24.31
Percentage growth in base rent	6.4%	23.3%
Average cost per square foot	$5.42	$5.42
Weighted Average Lease Term (years)	5.2	5.2

Notes:
1Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
2Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
3Rents are calculated on a straight-line basis.

Core Portfolio Capital Expenditures
Current Quarter

	Current Quarter
	3 months ended	Prior Year ended
	March 31, 2013	December 31, 2012

Leasing Commissions	$647	$1,916
Tenant Improvements	1,192	4,274
Capital Expenditures	46	1,523
Total Capital Expenditures	$1,885	$7,713

Property Demographics - Core
					3-Mile Radius2
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income
Core
239 Greenwich Avenue	Greenwich	CT	$1,554,663	16,834	66,764	24,760	$126,648	$180,475
Elmwood Park Shopping Center	Elmwood Park	NJ	3,635,326	149,262	254,598	84,884	59,534	70,827
A & P Shopping Plaza	Boonton	NJ	1,344,488	62,741	46,839	17,923	103,943	129,441
Village Commons Shopping Center	Smithtown	NY	2,556,308	87,330	66,766	23,288	111,019	137,242
The Branch Plaza	Smithtown	NY	2,579,339	126,273	66,916	23,389	110,173	136,382
Amboy Road	Staten Island	NY	1,887,705	63,290	147,590	54,454	87,821	103,110
Bartow Avenue	Bronx	NY	420,687	14,676	571,167	212,683	47,950	59,131
Pacesetter Park Shopping Center	Pomona	NY	1,179,819	97,583	35,902	11,177	106,212	124,240
LA Fitness	Staten Island	NY	1,391,500	55,000	121,318	43,079	78,203	90,627
West 54th Street	Manhattan	NY	1,360,838	5,782	1,223,652	627,833	89,958	147,056
East 17th Street	Manhattan	NY	625,000	10,382	1,059,535	542,170	91,411	144,163
Crossroads Shopping Center	White Plains	NY	5,061,806	309,523	108,529	42,787	93,274	125,433
Third Avenue	Yonkers	NY	666,631	40,320	1,218,498	437,804	35,045	51,736
Mercer Street	Manhattan	NY	394,655	3,375	923,759	452,623	85,085	129,584
4401 White Plains Road	White Plains	NY	623,884	3,000	565,820	212,940	52,461	66,174
Town Line Plaza	Rocky Hill	CT	1,642,985	206,346	46,398	19,516	78,060	91,541
Methuen Shopping Center	Methuen	MA	1,027,936	130,021	93,621	33,353	51,101	60,867
Crescent Plaza	Brockton	MA	1,750,365	218,137	98,732	35,274	57,418	66,869
Cambridge	Cambridge	MA	1,130,470	54,226	489,136	215,122	68,158	97,306
New Loudon Center	Latham	NY	1,959,124	255,673	45,708	18,694	65,042	78,848
Walnut Hill Plaza	Woonsocket	RI	2,069,763	284,717	63,856	25,805	56,673	65,553
The Gateway Shopping Center	So. Burlington	VT	1,972,173	101,655	50,684	19,217	51,090	66,456
Hobson West Plaza	Naperville	IL	1,149,510	99,137	124,307	43,292	107,747	133,753
Clark & Diversey	Chicago	IL	866,302	19,265	403,737	217,875	74,156	112,282

Property Demographics - Core (continued)
					3-Mile Radius2
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income

651-671 West Diversey	Chicago	IL	$1,896,925	46,259	406,188	218,945	$74,095	$112,128
Chicago Urban/Street Retail Portfolio1	Chicago	IL	4,509,105	115,017	434,100	230,477	76,442	111,255
930 North Rush St	Chicago	IL	1,147,368	2,930	322,469	180,483	80,823	123,146
Merrillville Plaza	Hobart	IN	2,948,421	235,824	28,084	11,444	51,584	58,223
Bloomfield Town Square	Bloomfield Hills	MI	3,396,624	236,676	56,262	22,488	70,867	102,286
Mad River Station	Dayton	OH	1,323,959	126,129	63,784	27,917	58,431	70,473
Marketplace of Absecon	Absecon	NJ	1,337,507	104,762	32,818	11,478	62,164	74,221
Brandywine/Mkt Sq./Naamans Rd 3	Wilmington	DE	16,501,914	997,710	506,735	195,267	73,167	91,259
Mark Plaza	Edwardsville	PA	240,664	106,856	88,065	37,263	37,520	47,049
Plaza 422	Lebanon	PA	795,852	156,279	45,898	18,145	43,042	52,403
Route 6 Plaza	Honesdale	PA	1,050,708	175,519	45,996	18,427	97,614	119,789
Chestnut Hill	Philadelphia	PA	625,574	37,646	144,928	61,588	62,496	78,437
Abington Towne Center	Abington	PA	996,012	216,278	89,061	35,063	76,999	95,632
Georgetown Portfolio	Georgetown	DC	1,812,041	27,666	310,075	155,858	85,815	118,080
28 Jericho Turnpike	Westbury	NY	1,650,000	96,363	107,066	34,486	104,342	132,026
Rhode Island Place Shopping Center	Washington	DC	1,622,629	57,529	336,016	153,378	65,558	87,768
83 Spring Street	Manhattan	NY	623,884	3,000	963,271	475,088	85,441	130,755
60 Orange Street	Bloomfield	NJ	695,000	101,715	338,341	128,101	58,320	66,931
639 West Diversey	Chicago	IL	666,091	12,557	403,961	219,828	77,275	92,129
1739-53 & 1801-03 Connecticut Avenue	Washington	DC	1,135,149	22,907	333,711	162,783	84,576	111,570
181 Main Street	Westport	CT	845,300	11,350	46,414	17,188	160,357	196,576
664 N Michigan	Chicago	IL	4,208,688	18,141	294,108	165,234	80,658	98,142

Total Core 2
Average - Total			$1,851,681	110,910	271,249	125,435	$74,079	$96,654
Weighted Average - Based on base rent					242,366	110,391	$77,652	$100,450

Notes:
1 Calculations comprised of nineteen individual properties.
2 Calculations have been pro-rated based on the Company's ownership % in joint ventures.
3 Calculations based on 10 miles radius2demographics given the unique position of these assets in the market

Property Demographics - Funds
					3-Mile Radius2
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income

Fund II
Pelham Manor Shopping Plaza	Westchester	NY	$5,808,604	228,493	374,733	141,676	$57,019	$73,516
400 East Fordham Road	Bronx	NY	10,389,809	262,407	1,200,592	421,615	37,257	48,075
216th Street	Manhattan	NY	2,574,000	60,000	935,948	329,442	37,176	55,430
161st Street	Bronx	NY	5,488,062	232,252	1,251,086	444,325	32,321	47,196

Fund II 2
Average - Total			$6,065,119	195,788	940,590	334,265	$40,943	$56,054
Weighted Average - Based on base rent					986,203	349,948	$40,863	$54,748

Fund III
Cortlandt Towne Center	Mohegan Lake	NY	$9,521,027	639,983	49,183	17,702	$88,812	$104,358
640 Broadway	Manhattan	NY	662,103	4,409	987,988	492,393	86,341	133,275
New Hyde Park Shopping Center	New Hyde Park	NY	570,423	31,431	195,564	70,172	101,624	129,444
White City	Shrewsbury	MA	5,408,616	256,909	101,062	40,736	52,003	64,348
Parkway Crossing	Parkville	MD	1,444,656	265,116	184,242	74,094	59,047	70,053
Lincoln Road	Miami Beach	FL	3,301,808	59,677	58,267	36,318	74,282	98,785
Heritage Shops	Chicago	IL	3,127,702	95,740	289,135	155,570	76,609	116,432
Lincoln Park Center	Chicago	IL	1,631,351	62,745	438,736	235,290	77,360	116,754
Nostrand Avenue	Brooklyn	NY	1,437,071	42,772	523,929	196,324	52,056	64,456
Arundel Plaza	Glen Burnie	MD	1,444,656	265,116	76,060	28,613	58,913	65,941

Fund III 2
Average - Total			$2,854,941	172,390	290,417	134,721	$72,705	$96,385
Weighted Average - Based on base rent					176,315	80,979	$82,585	$105,036

Fund IV
1701 Belmont Avenue	Catonsville	MD	$936,166	58,674	109,807	43,674	$59,150	$65,356
Lincoln Road	Miami Beach	FL	5,259,273	54,453	58,267	36,318	74,282	98,785

Fund IV 2
Average - Total			$3,097,720	56,564	84,037	39,996	$66,716	$82,071
Weighted Average - Based on base rent					65,704	37,379	$72,098	$93,961

Total - Core and Funds1
Average - Total			$2,310,719	124,122	309,627	137,268	$71,563	$93,618
Weighted Average - Based on base rent					278,833	121,398	$75,711	$97,956

Notes:
1 Does not include the Kroger/Safeway Portfolio.
2 Calculations have been pro-rated based on the Company's ownership % in joint ventures.

Overview of Acadia Strategic Opportunity Funds

Item	FUND I	FUND II	FUND III	FUND IV

Date formed	September 2001	June 2004	May 2007	May 2012

Capital commited	$90 million	$300 million	$475 million	$540.6 million
(Original was $503 million)
Capital funded	Fully funded	Fully funded	$341.0 million funded through March 31, 2013	$64.6 funded through March 31, 2013

Capital returned	All original capital and accumulated preference has been paid. Acadia is entitled to a Promote on all future distributions.	$84.5 million	$166.5 million	$0

Fund structure

Equity Contribution and	22.22% - Acadia	20% - Acadia	20% - Acadia	23% - Acadia
Cash flow distribution:	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors	77% - 17 institutional investors

Distributions:	20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity	20% to Acadia once all partners (including Acadia) have received 8% preferred return and return of equity	20% to Acadia once all partners (including cadia) have received 6% preferred return and return of equity	20% to Acadia once all partners (including Acadia) have received 6% preferred return and return of equity

	Remaining 80% is distributed to all the partners (including Acadia)	Remaining 80% is distributed to all the partners (including Acadia)	Remaining 80% is distributed to all the partners (including Acadia)	Remaining 80% is distributed to all the partners (including Acadia)

All unfunded capital is anticipated to be used to complete existing projects

Fees to Acadia	Priority distribution fee equal to 1.5% of implied capital	Priority distribution fee equal to 1.5% of total committed capital	Priority distribution fee equal to 1.5% of total committed capital	Priority distribution fee equal to 1.5% of total committed capital

	Priority distribution fee equal to 4% of gross property revenues	Priority distribution fee equal to 4% of gross property revenues	Priority distribution fee equal to 4% of gross property revenues	Property management fee equal to 4% of gross property revenues

	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees

	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees

			Development fee equal to 3% of total project cost	Development fee equal to 3% of total project cost

Opportunity Fund Retail Properties - Detail
										Leased
		Year	Ownership	Gross Leasable Area			In Place Occupancy			Occupancy
	Anchors	Acquired	%	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total
Fund I Portfolio Detail

VARIOUS

Total - Fund I	Kroger/Safeway Portfolio (3 Properties)	2003	75%	97,500	-	97,500	69.2%	-	69.2%	69.2%	$4.48	$-	$4.48

Fund II Portfolio Detail

NEW YORK

New York
Pelham Manor Shopping Plaza	BJ's Wholesale Club, PetSmart, Storage Post	2004	99.1%	169,512	58,981	228,493	100.0%	78.4%	94.4%	94.4%	$24.82	$34.66	$26.93
Fordham Place - Retail	Walgreens, Best Buy, 24 Hour Fitness, Sears	2004	99.1%	74,899	44,547	119,446	100.0%	100.0%	100.0%	100.0%	38.36	59.41	46.21
Fordham Place - Office	NYC Dept of Education, PHI, FEGS, Children's Village	2004	99.1%	91,042	51,919	142,961	100.0%	100.0%	100.0%	100.0%	34.71	32.94	34.07
216th Street	NYC Human Resources Administration	2005	99.1%	60,000	-	60,000	100.0%	-	100.0%	100.0%	42.90	-	42.90
161st Street1	Various New York City & State agencies	2005	99.1%	107,026	125,226	232,252	100.0%	74.4%	86.2%	93.3%	26.50	28.45	27.41

Total - Fund II				502,479	280,673	783,152	100.0%	84.0%	94.3%	96.4%	$31.15	$36.50	$32.86

Fund III Portfolio Detail

NEW YORK

New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	2009	100.0%	472,901	167,082	639,983	95.6%	82.0%	92.1%	92.1%	$13.94	$23.46	$16.16
640 Broadway	Swatch	2012	50.0%	-	4,409	4,409	-	73.8%	73.8%	73.8%	-	203.54	203.54
New Hyde Park Shopping Center	-	2011	100.0%	16,214	15,217	31,431	0.0%	81.9%	39.6%	82.2%	-	45.78	45.78
Nostrand Avenue	-	2013	100.0%	-	42,772	42,772	-	76.9%	76.9%	76.9%	-	43.67	43.67

NEW ENGLAND

Massachusetts
White City Shopping Center	Shaw's (Supervalu)	2010	84.0%	131,839	125,070	256,909	85.6%	88.3%	86.9%	87.9%	15.54	33.10	24.23

MID-ATLANTIC

Maryland
Parkway Crossing	Home Depot, Shop Rite, Big Lots	2011	90.0%	192,836	67,405	260,241	100.0%	75.4%	93.6%	93.6%	3.65	25.12	8.13
Arundel Plaza	Giant Food, Lowe's	2012	90.0%	231,920	33,196	265,116	100.0%	78.3%	97.3%	97.3%	3.90	20.75	5.60

SOUTHEAST

Florida
Lincoln Road	Starbucks, Sushi Samba	2012	95.0%	-	59,677	59,677	-	49.2%	49.2%	49.2%	-	112.48	112.48

MIDWEST
Illinois
Heritage Shops	LA Fitness, Loft	2011	100.0%	49,878	45,862	95,740	100.0%	63.9%	82.7%	83.1%	21.61	69.95	39.50
Lincoln Park Centre	-	2012	100.0%	-	62,745	62,745	-	59.8%	59.8%	59.8%	-	43.51	43.51

Total - Fund III				1,095,588	623,435	1,719,023	94.9%	75.24%	87.77%	88.7%	$10.34	$39.10	$19.28

Fund IV Portfolio Detail

MID-ATLANTIC
Maryland
1701 Belmont Avenue	Best Buy	2012	90.0%	58,674	-	58,674	100.0%	-	100.0%	100.0%	$15.96	$-	$15.96

SOUTHEAST
Florida
Lincoln Road	-	2012	95.0%	-	54,453	54,453	-	98.8%	98.8%	98.8%	-	97.80	97.80

Total - Fund IV				58,674	54,453	113,127	100.0%	98.8%	99.4%	99.4%	$15.96	$97.80	$55.09

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II, Fund III and Fund IV properties are currently undergoing construction or are in the design phase as further detailed under Redevelopment Projects.
Property	Fund Ownership %
Sherman Avenue	99.1%
City Point	94.2%
Sheepshead Bay	100.0%
654 Broadway	100.0%
Cortlandt Crossing	100.0%
Broad Hollow Commons	100.0%
3104 M Street	100.0%
210 Bowery	100.0%

	1Currently operating, but redevelopment activities have commenced.

Opportunity Funds Lease Expirations

Fund I:
	Anchor Tenants
		Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total
2014	2	67,500	100.0%	$4.48	100.0%
Total	2	67,500	100.0%	$4.48	100.0%

		30,000	Total Vacant
		97,500	Total Square Feet

Fund II:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1	-	-	-	$-	-	1	9,967	4.2%	$10.00	1.2%	1	9,967	1.3%	$10.00	0.4%
2013	1	107,026	21.3%	26.50	18.1%	-	-	0.0%	-	0.0%	1	107,026	14.5%	26.50	11.7%
2015	-	-	0.0%	-	0.0%	1	5,081	2.2%	38.00	2.2%	1	5,081	0.7%	38.00	0.8%
2016	-	-	0.0%	-	0.0%	2	4,649	2.0%	37.63	2.0%	2	4,649	0.6%	37.63	0.7%
2018	-	-	0.0%	-	0.0%	2	33,321	14.1%	34.58	13.4%	2	33,321	4.5%	34.58	4.8%
2019	1	39,705	7.9%	44.00	11.2%	3	4,743	2.0%	78.94	4.3%	4	44,448	6.0%	47.73	8.7%
2020	-	-	0.0%	-	0.0%	3	16,309	6.9%	33.55	6.4%	3	16,309	2.2%	33.55	2.3%
2021	1	19,958	4.0%	21.20	2.7%	2	9,710	4.1%	28.25	3.2%	3	29,668	4.0%	23.51	2.9%
2022	1	47,792	9.5%	29.92	9.1%	4	27,450	11.6%	33.15	10.6%	5	75,242	10.2%	31.10	9.6%
2023	2	55,343	11.0%	29.09	10.3%	1	31,417	13.3%	36.00	13.1%	3	86,760	11.8%	31.59	11.3%
Thereafter	3	232,655	46.3%	32.68	48.6%	4	93,237	39.5%	40.26	43.6%	7	325,892	44.1%	34.85	46.8%
Total	9	502,479	100.0%	$31.15	100.0%	23	235,884	100.0%	$36.50	100.0%	32	738,363	100.0%	$32.86	100.0%

		-	Total Vacant				44,789	Total Vacant				44,789	Total Vacant
		502,479	Total Square Feet				280,673	Total Square Feet				783,152	Total Square Feet

Fund III:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1	-	-	-	$-	-	7	18,451	3.9%	$21.10	2.1%	7	18,451	1.2%	$21.10	1.3%
2013	-	-	-	-	-	14	35,463	7.6%	37.34	7.2%	14	35,463	2.4%	37.34	4.6%
2014	2	56,379	5.4%	16.12	8.5%	21	73,067	15.6%	31.73	12.6%	23	129,446	8.6%	24.93	11.1%
2015	3	81,465	7.8%	7.02	5.3%	13	26,644	5.7%	36.85	5.4%	16	108,109	7.2%	14.37	5.3%
2016	2	26,561	2.6%	8.00	2.0%	21	49,595	10.6%	39.26	10.6%	23	76,156	5.0%	28.35	7.4%
2017	2	52,131	5.0%	18.36	8.9%	13	54,065	11.5%	27.61	8.1%	15	106,196	7.0%	23.07	8.4%
2018	3	287,562	27.7%	12.54	33.5%	16	61,125	13.0%	34.04	11.3%	19	348,687	23.1%	16.31	19.5%
2019	1	179,944	17.3%	4.62	7.7%	9	29,959	6.4%	71.36	11.7%	10	209,903	13.9%	14.14	10.2%
2020	-	-	-	-	-	4	9,046	1.9%	23.60	1.2%	4	9,046	0.6%	23.60	0.7%
2021	1	35,601	3.4%	10.76	3.6%	6	26,174	5.6%	37.59	5.4%	7	61,775	4.1%	22.13	4.7%
2022	1	65,028	6.3%	17.00	10.3%	11	36,188	7.7%	50.37	9.9%	12	101,216	6.7%	28.93	10.1%
2023	2	38,836	3.7%	15.49	5.6%	2	19,528	4.2%	44.06	4.7%	4	58,364	3.9%	25.05	5.0%
Thereafter	3	216,153	20.8%	7.26	14.6%	8	29,767	6.3%	60.02	9.7%	11	245,920	16.3%	13.65	11.5%
Total	20	1,039,660	100.0%	$10.34	100.0%	145	469,072	100.0%	$39.10	100.0%	165	1,508,732	100.0%	$19.28	100.0%

		55,928	Total Vacant				154,363	Total Vacant				210,291	Total Vacant
		1,095,588	Total Square Feet				623,435	Total Square Feet				1,719,023	Total Square Feet

Fund IV:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1	-	-	-	$-	-	1	6,860	12.6%	$82.43	10.8%	1	6,860	6.1%	$82.43	9.1%
2013	-	-	-	-	-	4	5,736	10.5%	95.37	10.4%	4	5,736	5.1%	95.37	8.8%
2014	-	-	-	-	-	2	3,278	6.0%	127.92	8.0%	2	3,278	2.9%	127.92	6.8%
2015	-	-	-	-	-	2	2,726	5.0%	116.92	6.1%	2	2,726	2.4%	116.92	5.1%
2016	-	-	-	-	-	1	3,625	6.7%	90.64	6.2%	1	3,625	3.2%	90.64	5.3%
2017	-	-	-	-	-	1	5,288	9.7%	38.58	3.9%	1	5,288	4.7%	38.58	3.3%
2018	-	-	-	-	-	2	1,872	3.4%	104.61	3.7%	2	1,872	1.7%	104.61	3.2%
2019	-	-	-	-	-	2	2,588	4.8%	171.54	8.4%	2	2,588	2.3%	171.54	7.2%
2021	-	-	-	-	-	2	2,835	5.2%	148.58	8.0%	2	2,835	2.5%	148.58	6.8%
2022	-	-	-	-	-	5	16,009	29.4%	107.39	32.7%	5	16,009	14.2%	107.39	27.7%
Thereafter	1	58,674	100.0%	15.96	100.0%	1	2,961	5.4%	32.42	1.8%	2	61,635	54.5%	16.75	16.7%
Total	1	58,674	100.0%	$15.96	100.0%	23	53,778	98.8%	$97.80	100.0%	24	112,452	99.4%	$55.09	100.0%

		-	Total Vacant				675	Total Vacant				675	Total Vacant
		58,674	Total Square Feet				54,453	Total Square Feet				113,127	Total Square Feet

Notes:
1 Leases currently under month to month or in process of renewal

Development Activity
($ in millions)

		Estimated Sq.Ft.			Acquisition & Development Costs							Outstanding
Property	Location	Upon Completion	Leased Rate5	Anchors	Incurred	Estimated Future Range			Estimated Total Range			Debt
FUND II
Under Construction
City Point1	Brooklyn, NY	675,000	37%2	Century 21, Armani Exchange	$166.0	$84.0	to	$174.0	$250.0	to	$340.0	$225.9
In Design
Sherman Plaza	New York, NY	TBD	-	TBD	$34.8	TBD		TBD	TBD		TBD	$-

FUND III
In Design
Sheepshead Bay	Brooklyn, NY	TBD	-	TBD	$22.9	TBD		TBD	TBD		TBD	$-
723 N. Lincoln Lane3	Miami Beach, FL	TBD	-	TBD	6.6	TBD		TBD	TBD		TBD	- 4
Cortlandt Crossing	Mohegan Lake, NY	150,000 - 170,000	-	TBD	11.4	35.6	to	44.6	47.0	to	56.0	-
3104 M Street NW	Washington, D.C.	10,000	-	TBD	3.0	4.0	to	5.5	7.0	to	8.5	-
Broad Hollow Commons	Farmingdale, NY	180,000 - 200,000	-	TBD	11.1	38.9	to	48.9	50.0	to	60.0	-
SUBTOTAL - In Design					$55.0	TBD		TBD	TBD		TBD	$-

FUND IV
In Design
210 Bowery	New York, NY	10,000	-	TBD	$7.5	$4.0	to	$4.5	$11.5	to	$12.0	$-

Notes:
1 Acquired a leasehold interest in this property. The first 50,000 square feet of the project (Phase 1) has been completed. Construction of the next approximately 625,000 square feet (Phase 2) is underway.

2 Leased rate calculated on approximately 475,000 rentable square feet.
3 This property is part of a three-property portfolio. The other two are operating properties.
4 The loan on Fund III's Lincoln Road Portfolio includes this property as collateral. For the purpose of this schedule, the outstanding debt was not allocated among the Portfolio's three properties.
5 The leased rate excludes pre-redevelopment tenants.

Retailer Controlled Property ("RCP") Venture - Overview 1

Item	Description
Date formed	August 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

	Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

	80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
	80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return
	of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

	Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through March 31, 2013

				Distributions
		Years	Invested	Current	From	Equity
Investor	Investment	acquired	capital	year-to-date	inception	Multiple

Mervyns I and Mervyns II	Mervyns	2004 through	$33,605	$-	$49,524	1.5x
		2007
Mervyns II	Albertson’s	2006 through	23,133	-	86,791	3.8x
		2007
Fund II and Mervyns II	Other investments 2	2006 through	6,476	-	7,036	1.1x
		2008
Total			$63,214	$-	$143,351	2.3x

Notes:
1 The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $63 million in equity.
2Represents investments in Shopko, Marsh and Rex Stores.

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.  Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's.  The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO")  and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.